Second-quarter 2021 Results Investor Supplemental Materials August 9th, 2021

NASDAQ: LUNA Luna Innovations Incorporated© 2021 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance, including 2021 guidance, and the market and demand for its products, the company's growth potential, its balance sheet and capitalization and access to capital, its technological advantages and capabilities, its strategic position, and corporate and leadership culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target markets to grow and expand, technological, operational and strategic challenges, uncertainties related to the ongoing impact of the COVID-19 pandemic and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, August 9, 2021, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

2Q FY21 Results

NASDAQ: LUNA Luna Innovations Incorporated© 2021 4 Second-Quarter 2021: Key Financial Results Total revenues of $28M; up 50% year-over-year  Proforma1 up >20% Lightwave revenue of $22M, up 70% year-over-year  Proforma1 up nearly 30% Luna Labs revenue of $6M, up 6% year-over-year Gross Margin of 50%, compared to 51% for the prior-year period Operating loss of $1M, compared to operating income of $1.8M for the prior-year period  Loss primarily due to $1.5M of transaction-related costs Adjusted EBITDA2 of $2.1M, compared to $3.0M for the prior-year period Adjusted EPS2 of $0.06, compared to $0.06 for the prior-year period 1Proforma percentages represent results as if Luna owned OptaSense from the beginning of 2020. 2Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 5 Second-quarter 2021 Highlights Significant customer successes, strong ongoing pipeline of opportunities  Large orders from blue-chip customers for sensing products • Military & defense • Infrastructure & mining • Inter-Data Center  Commercial engagement with customers in the EV-battery space for sensing products to optimize battery design and production  Continued success and robust pipeline for silicon photonics applications  Continued strong bookings for RIO lasers • Primarily for LiDAR for wind and automotive Significant progress in product development and delivery  Continued success in deliveries of first 100+ OBR 6200 units to LMCO for global support of F-35  Released 6th generation DAS data acquisition system, OS6, with integrated machine learning for faster turn-up time

NASDAQ: LUNA Luna Innovations Incorporated© 2021 6 Second-quarter 2021 Highlights, continued Strengthened executive team  Promoted Brian Soller to COO  Promoted Yves Le Maitre to SVP of North America Operations  Promoted Jamie Pollard to SVP of EMEA Operations  Promoted Salvan Farooqui to SVP of Global Sales  Added Bhaskar Banerjee as SVP and Head of Strategy  Added William Van Anglen as SVP and Head of Human Resources  Added Ray Matty as VP of Financial Planning and Analysis Significant progress in integration of OptaSense; completed the integration of support functions  IT  HR  Finance

NASDAQ: LUNA Luna Innovations Incorporated© 2021 7 $0.3 $9.5 $4.3 FY17 FY18 FY19 FY20 FY21 Adjusted EBITDA1 (millions) $3.1 $33.1 $42.9 $70.5 $54.2 FY17 FY18 FY19 FY20 FY21 Revenue (millions) $82.7 Strong Financial Results 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. FY21 Guidance: $122.0 - $127.0 FY21 Guidance: $16.0 to $19.0 $13.1

NASDAQ: LUNA Luna Innovations Incorporated© 2021 8 A Flexible Balance Sheet Strong balance sheet on June 30, 2021:  $129.3M in total assets • $12.0M in cash and cash equivalents • $47.8M in working capital Total debt of $17.9M outstanding  $10.4M in term debt  $7.5M drawn on revolver • $7.5M available Allows us to deploy our capital to generate long-term sustainable growth by increasing organic sales, reinvesting in our business and identifying inorganic opportunities

NASDAQ: LUNA Luna Innovations Incorporated© 2021 9 2021 Financial Outlook Reaffirming FY 2021 outlook:  Total revenues of $122M to $127M  Adjusted EBITDA1 of $16M to $19M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 10 Luna – Enabling the Future with Fiber Positioned as a global fiber optic leader Proprietary measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Military and Defense, Communications, Infrastructure, Energy, Automotive and Aerospace Positioned to take advantage of trends such as vehicle lightweighting, smart infrastructure, and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2021 12 Reconciliation of Net (Loss)/Income to Adjusted EBITDA (in thousands) 2021 2020 2021 2020 Reconciliation of EBITDA and Adjusted EBITDA Net (loss)/income (230)$ 1,369$ (548)$ 253$ Loss from discontinued operations, net of income tax benefit of $464 (1,436) Net (loss)/income from continuing operations (230) 1,369 (548) 1,689 Interest expense 122 1 265 1 Investment income (4) (64) Income tax (benefit)/expense (894) 440 (1,513) 579 Depreciation and amortization 1,129 684 2,360 1,363 EBITDA 127 2,490 564 3,568 Share-based compensation 857 465 1,514 967 Integration and transaction expense 991 1,877 Amortization of Inventory step-up 168 336 Adjusted EBITDA 2,143$ 2,955$ 4,291$ 4,535$ Three Months Ended June 30, (Unaudited) Six Months Ended June 30, (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2021 13 Reconciliation of Net (Loss)/Income to Adjusted EPS 2021 2020 2021 2020 Reconciliation of Net (loss)/Income to Adjusted EPS GAAP (loss)/income from continuing operations (230)$ 1,369$ (548)$ 1,689$ Adjustments: Share-based Compensation 857 465 1,514 967 Integration and transaction expense 991 1,877 Amortization of Intangibles 773 410 1,616 843 Amortization of Inventory Step-up 168 336 Total adjustments: 2,789 875 5,343 1,810 Income tax adjustment - benefit (expense) (697) (219) (1,336) (453) Adjusted (loss)/income from continuing operations 1,862$ 2,025$ 3,459$ 3,046$ Adjusted EPS 0.06$ 0.06$ 0.10 0.09 Adjusted weighted average shares (in thousands): Diluted 33,501 32,495 33,487 32,466 (Unaudited) (Unaudited) June 30, June 30, (in thousands, except per shar data)

NASDAQ: LUNA Luna Innovations Incorporated© 2021 14 Historical Quarterly Results June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 Revenues: Lightwave 12,933$ 15,350$ 19,278$ 20,997$ 21,965$ Luna Labs 5,642 5,700 6,637 5,302 5,972 Total revenues 18,576 21,050 25,915 26,299 27,937 Cost of revenues: Lightwave 5,181 5,670 7,570 8,771 9,441 Luna Labs 3,878 4,431 4,986 4,099 4,546 Total cost of revenues 9,059 10,101 12,556 12,870 13,987 Gross Profit 9,517 10,949 13,359 13,429 13,950 Operating expense: Selling, general and administrative 6,202 6,505 8,559 10,404 12,151 Research, development and engineering 1,505 1,616 1,996 2,933 1,810 Integration and deal related expense - - 2,204 886 991 Loss on sale and disposal of property and equipment - 576 69 - - Total operating expense 7,707 8,697 12,828 14,223 14,952 Operating income/(loss) 1,810$ 2,252$ 531$ (794)$ (1,002)$ Three Months Ended (in thousands)